     As filed with the Securities and Exchange Commission on August 17, 2001
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                 EXPONENT, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                                   77-0218904
        (State or Other                             (I.R.S. Employer
        Jurisdiction of                            Identification No.)
        Incorporation or
          Organization)

              149 Commonwealth Drive, Menlo Park, California 94025
                    (Address of Principal Executive Offices)

                                 Exponent, Inc.

                          Employee Stock Purchase Plan
                       1998 Nonstatutory Stock Option Plan
                             1999 Stock Option Plan
                           Restricted Stock Award Plan
                            (Full Title of the Plan)

                                Michael R. Gaulke
                      President and Chief Executive Officer
                                 Exponent, Inc.
                             149 Commonwealth Drive
                          Menlo Park, California 94025
                     (Name and Address of Agent For Service)

                                 (650) 326-9400
          (Telephone Number, Including Area Code, of Agent For Service)

                                  With copy to:

                                 Sarah A. O'Dowd
                       Heller Ehrman White & McAuliffe LLP
                              275 Middlefield Road
                        Menlo Park, California 94025-3506
                            Telephone: (650) 324-7000
                            Facsimile: (650) 324-0638

                         CALCULATION OF REGISTRATION FEE


====================================================================================================================
                                               Amount            Proposed Maximum    Proposed Maximum    Amount of
           Title of Securities                 to be              Offering Price        Aggregate      Registration
             to be Registered              Registered(1)            per Share(2)      Offering Price       Fee
--------------------------------------------------------------------------------------------------------------------
      Common Stock $0.001 par value           1,053,000            $10.13            $10,666,890        $2,666.72
====================================================================================================================

(1) Pursuant to Rule 416(a), this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or similar transaction.

(2) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended.

     Explanatory Note: This Registration Statement on Form S-8 relates to the issuance of up to 1,053,000 shares of the Company's Common Stock (the "Shares"). Of the Shares, 195,000 are issuable pursuant to an increase in shares authorized under the Employee Stock Purchase Plan, 200,000 are issuable pursuant to an increase in shares authorized under the 1998 Nonstatutory Stock Option Plan, 395,000 are issuable pursuant to an increase in shares authorized under the 1999 Stock Option Plan, and 263,000 are issuable pursuant to an increase in shares authorized under the Restricted Stock Award Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

     The following documents filed or to be filed with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference in this Registration Statement:

     (a) The registrant's latest Annual Report on Form 10-K for the fiscal year ended December 29, 2000 filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     (b) The registrant's Quarterly Report on Form 10-Q for the quarters ended March 30, 2001 and June 29, 2001;

     (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the registrant's Annual Report referred to in (a) above; and

     (d) The description of the Common Stock of the registrant contained in the registrant's registration statement on Form 8-A filed on June 25th, 1990 pursuant to Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference into this registration statement and to be a part hereof from the respective dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4. Description of Securities

     Not applicable.

Item 5. Interests of Named Experts and Counsel.

     Not applicable.

Item 6. Indemnification of Directors and Officers

     Article VII of the Amended and Restated Bylaws of Exponent, Inc. provides that the Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify any person against expenses (including attorney's fees), judgements, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending, or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation.

     The Corporation is required to indemnify a director or officer in connection with any action, suit, or proceeding initiated by such director or officer only if the initiation of such action, suit, or proceeding by the director or officer was authorized by the Board of Directors of the Corporation.

     The Corporation will pay the expenses incurred by a director or officer of the Corporation entitled to indemnification in defending any action, suit, or proceeding in advance of its final disposition; provided that payment of expenses incurred by a director or officer of the Corporation will be repaid if it is determined that the director or officer is not entitled to be indemnified.

     The right conferred on any person by these Articles shall not be exclusive of any other rights which such person may have or hereafter acquired under any statue, provision of the Corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors.

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer, for any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

Item 7. Exemption from Registration Claimed

     Not applicable.

Item 8. Exhibits

              5.1   Opinion of Heller Ehrman White & McAuliffe LLP

             23.1   Consent of Heller Ehrman White & McAuliffe LLP
                     (filed as part of Exhibit 5.1)

             23.2   Consent of Independent Auditors

             24.1   Power of Attorney (page II-5)

             99.1   Employee Stock Purchase Plan, as amended

             99.2   1998 Nonstatutory Stock Option Plan, as amended

             99.3 1999 Stock Option Plan, as amended (Incorporated by reference to the registrant's Registration Statement on Form S-8 filed on March 6, 2000 (No. 333-31830))

             99.4 Restricted Stock Award Plan, as amended (Incorporated by reference to the registrant's Registration Statement on Form S-8 filed on March 6, 2000 (No. 333-31830))

Item 9. Undertakings

     A. The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs A(1)(i) and A(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered, which remain unsold at the termination of the offering.

     B. The undersigned registrant hereby undertakes that, for purposes of determining liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Menlo Park, State of California, on August 17, 2001.

                                       EXPONENT, INC.



                                       By: /s/ Michael R. Gaulke
                                           -----------------------------------
                                           Michael R. Gaulke,
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Michael
R. Gaulke and Richard L. Schlenker, Jr. his or her true and lawful attorneys in fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post effective amendments) to the Registration Statement, and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and all post effective amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their respective capacities as of August 17, 2001.

              Signature                                                         Title
--------------------------------------                  ------------------------------------------------------

/s/ Michael R. Gaulke                                   President, Chief Executive Officer and Director
------------------------------------                    (Principal Executive Officer)
Michael R. Gaulke

/s/ Richard L. Schlenker, Jr.                           Chief Financial Officer and Corporate Secretary
------------------------------------                    (Principal Financial and Accounting Officer)
Richard L. Schlenker, Jr.

/s/ Roger L. McCarthy, Ph.D.                            Chairman of the Board
------------------------------------
Roger L. McCarthy, Ph.D.

/s/ Subbaiah V. Malladi, Ph.D.                          Chief Technical Officer and Director
------------------------------------
Subbaiah V. Malladi, Ph.D.

/s/ Edward J. Keith                                     Vice-Chairman of the Board
------------------------------------
Edward J. Keith

/s/ Samuel H. Armacost                                  Director
------------------------------------
Samuel H. Armacost

/s/ Barbara M. Barrett                                  Director
------------------------------------
Barbara M. Barrett

                                                        Director
------------------------------------
Leslie G. Denend, Ph.D.

/s/ Jon R. Katzenbach                                   Director
------------------------------------
Jon R. Katzenbach

     Index to Exhibits


 Item
  No.                                         Description of Item
-------   -------------------------------------------------------------------------------------------
  5.1     Opinion of Heller Ehrman White & McAuliffe LLP

 23.1     Consent of Heller Ehrman White & McAuliffe LLP (filed as part of Exhibit 5.1)

 23.2     Consent of Independent Auditors

 24.1     Power of Attorney (page II-5)

 99.1     Employee Stock Purchase Plan, as amended

 99.2     1998 Nonstatutory Stock Option Plan, as amended

 99.3 1999 Stock Option Plan, as amended (Incorporated by reference to the registrant's Registration Statement on Form S-8 filed on March 6, 2000
          (No. 333-31830))

 99.4 Restricted Stock Award Plan, as amended (Incorporated by reference to the registrant's Registration Statement on Form S-8 filed on March 6,
          2000 (No. 333-31830))